Supplement to the
Fidelity® Select Portfolios®
April 29, 2002
Prospectus

The following information replaces similar information found under the "Fee Table" heading in the "Fund Summary" section beginning on page P-43.

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of a fund. The annual fund operating expenses provided below for Automotive, Consumer Industries, Cyclical Industries, Environmental, and Paper and Forest Products are based on historical expenses, adjusted to reflect current fees. The annual fund operating expenses provided below for each fund do not reflect the effect of any reduction of certain expenses during the period.

Annual fund operating expenses (paid from fund assets)

Automotive	Management fee	0.58%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	1.39%
	Total annual fund operating expensesA	1.97%
Consumer Industries	Management fee	0.58%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	1.19%
	Total annual fund operating expensesA	1.77%
Cyclical Industries	Management fee	0.58%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	1.30%
	Total annual fund operating expensesA	1.88%
Environmental	Management fee	0.57%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	1.50%
	Total annual fund operating expensesA	2.07%
Paper and Forest Products	Management fee	0.59%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	1.29%
	Total annual fund operating expensesA	1.88%

A Effective April 30, 1997, FMR has voluntarily agreed to reimburse each fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed 2.50%. These arrangements may be discontinued by FMR at any time.

A portion of the brokerage commissions that a fund pays is used to reduce that fund's expenses. In addition, through arrangements with each fund's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses are shown in the table below.

Total Operating Expenses
Automotive	1.94%
Consumer Industries	1.75%
Cyclical Industries	1.87%
Environmental	2.05%
Paper and Forest Products	1.75%

This example helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

SEL-03-06 March 5, 2003
1.482105.152

Automotive	1 year	$ 494
	3 years	$ 900
	5 years	$ 1,331
	10 years	$ 2,527
Consumer Industries	1 year	$ 474
	3 years	$ 840
	5 years	$ 1,231
	10 years	$ 2,321
Cyclical Industries	1 year	$ 485
	3 years	$ 873
	5 years	$ 1,286
	10 years	$ 2,435
Environmental	1 year	$ 504
	3 years	$ 929
	5 years	$ 1,380
	10 years	$ 2,628
Paper and Forest Products	1 year	$ 485
	3 years	$ 873
	5 years	$ 1,286
	10 years	$ 2,435

The following information replaces similar information found in the "Buying and Selling Shares" section on page P-74.

Fund Minimums
Initial Purchase	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts	$500
Through regular investment plans in Fidelity Traditional IRA, Roth IRA, and Rollover IRAsA	$200
Subsequent Purchase	$250
Through regular investment plans	$100
Balance	$2,000
For Fidelity Simplified Employee Pension-IRA and Keogh accounts	$500

A Requires monthly purchases of $200 until fund balance is $2,500.

The following information replaces similar information found in the "Buying and Selling Shares" section on page P-75.

  If you are selling some but not all of your shares, keep your fund balance above $2,000 to keep your fund position open ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts), except fund positions not subject to balance minimums.

The following information replaces similar information found in the "Features and Policies" section on page P-77.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $2,000 ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts), for any reason, including solely due to declines in a fund's NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the last calculated NAV, minus the short-term trading fee for the Select stock funds, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

The following information replaces similar information found in the "Fund Management" section beginning on page P-79.

Pratima Abichandani is manager of Energy Portfolio and Natural Resources Portfolio, both of which she has managed since January 2003. She also manages other Fidelity Funds. Since joining Fidelity Investments in 1994, Ms. Abichandani has worked as a research analyst and manager.

Robert Bao is manager of Automotive Portfolio and Construction and Housing Portfolio, which he has managed since January 2003 and September 2002, respectively. Since joining Fidelity Investments in 1997, Mr. Bao has worked as a research analyst and manager.

Chris Bartel is manager of Industrial Equipment Portfolio, which he has managed since January 2003. Mr. Bartel joined Fidelity Investments in 1999 as a research analyst, after receiving an MBA from the Wharton School of Business at the University of Pennsylvania. Previously, Mr. Bartel was an associate at J.H. Whitney & Co, a Stamford, Connecticut-based private equity firm, from 1996 to 1998.

Kelly Cardwell is manager of Software & Computer Services Portfolio, which he has managed since January 2003. Since joining Fidelity Investments in 1997, Mr. Cardwell has worked as a research analyst and manager.

Matthew Cheyney is manager of Networking and Infrastructure Portfolio, which he has managed since February 2003. Mr. Cheyney joined Fidelity Investments in 2002 as a research analyst, while earning an MBA from Harvard Business School. Previously, Mr. Cheyney worked as director of Architecture at WebCT from 1999 to 2000, after receiving a master of science degree in computer science from the University of Wisconsin - Madison in 1998.

Daniel Dupont is manager of Gold Portfolio, which he has managed since February 2003. Mr. Dupont joined Fidelity Investments as a research associate in 2001, after receiving his bachelor of commerce degree from McGill University.

Valerie Friedholm is manager of Food and Agriculture Portfolio, which she has managed since February 2003. Ms. Friedholm joined Fidelity Investments as a research analyst in 2000, after receiving an MBA from Harvard Business School. Previously, she was with General Electric Company from 1994 to 1998, most recently as an account manager.

Matthew Fruhan is manager of Cyclical Industries Portfolio and Defense and Aerospace Portfolio, which he has managed since August 2002 and January 2001, respectively. He also manages other Fidelity funds. Since joining Fidelity Investments in 1995, Mr. Fruhan has worked as a research analyst and manager.

Sonu Kalra is manager of Computers Portfolio and Technology Portfolio, which he has managed since December 2002 and February 2002, respectively. He also manages other Fidelity funds. Mr. Kalra joined Fidelity Investments as a research analyst in 1998, after receiving an MBA from the Wharton School of Business at the University of Pennsylvania. Previously, he completed the Financial Management Program at GE Capital in Stamford, Connecticut in 1996.

Naved Khan is manager of Natural Gas Portfolio, which he has managed since October 2002. Since joining Fidelity Investments in 1995, Mr. Khan has worked as a research analyst and manager.

Heather Lawrence is manager of Air Transportation Portfolio and Transportation Portfolio, which she has managed since August 2002 and December 2001, respectively. Ms. Lawrence joined Fidelity Investments as an analyst in 2001, after receiving an MBA from Columbia Business School. Previously, Ms. Lawrence was an equity research associate with Morgan Stanley Dean Witter Discover & Co. in New York, from 1997 to 1999.

Adam Segel is manager of Retailing Portfolio, which he has managed since December 2002. Since joining Fidelity Investments in 1997, Mr. Segel has worked as a research analyst and manager.

Jeb Weiss is manager of Environmental Portfolio, which he has managed since March 2003. Since joining Fidelity Investments in 1997, Mr. Weiss has worked as a research analyst and manager.

Christian Zann is manager of Consumer Industries Portfolio, which he has managed since December 2002. He also manages other Fidelity funds. Since joining Fidelity Investments in 1996, Mr. Zann has worked as a research analyst and manager.